Fourth Quarter 2014 Financial Results and Outlook Update

WellCare Health Plans, Inc.
February 11, 2015







Cautionary Statement

This presentation contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions are forward-looking statements. For example, statements regarding the Company's financial outlook and reimbursement of the ACA industry fee by state Medicaid programs contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to address operational challenges relating to new business, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the Company's filings with the U.S. Securities and Exchange Commission (the SEC), included under the captions "Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2014, and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

Basis of Presentation

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the Company's performance. Following is a description of the calculation of important GAAP and non-GAAP measures used in this presentation.

- Premium revenue [as used in this presentation and basis of presentation below] = GAAP total premium revenue – (Medicaid state premium taxes revenue + Medicaid state reimbursements of the ACA industry fee).
- Gross margin = premium revenue – (medical benefits expense + ACA industry fee expense).
- Gross margin rate = gross margin / premium revenue.
- MBR (non-GAAP) = medical benefits expense / premium revenue. The Company's Medicaid MBR guidance uses this non-GAAP definition of MBR.
- MBR (GAAP) = medical benefits expense / GAAP total premium revenue.
- Net income and certain other operating results are reported after adjustment for certain SG&A expenses related to previously disclosed government investigations and related litigation and resolution costs. Management believes these government investigation-related expenses are not indicative of long-term business operations.
- Adjusted SG&A expense (non-GAAP) = SG&A expense – certain SG&A expenses related to previously disclosed government investigations and related litigation and resolution costs.
- The adjusted administrative expense ratio (non-GAAP) = adjusted SG&A expense / (total revenues – Medicaid state premium taxes revenue – Medicaid state ACA industry fee reimbursements revenue).
- The administrative expense ratio (GAAP) = SG&A expense / total revenues.
- Please refer to the schedules in this news release that provide supplemental information that reconcile results determined under GAAP to non-GAAP results.

The schedules contained in this presentation may contain totals that do not foot due to rounding.

Fourth Quarter 2014 Results

	For the three months ended December 31, 2014
GAAP Earnings per Diluted Share	$0.17
Add back government investigation-related costs	$0.24
Adjusted Earnings per Diluted Share	**$0.41**

Results include approximately $15.1 million, or $0.22 per diluted share of influenza costs in the fourth quarter in excess of the average of the prior two years' same period costs

2014 Claims Reserves Development

Net favorable prior period reserve development amounted to $15.9 million for the quarter ended December 31, 2014, which includes $2.0 million of unfavorable development related to prior fiscal years and $17.8 million of favorable development related to the first nine months of 2014.

	For the three months ended December 31,		For the twelve months ended December 31,	
dollars in millions except net income per diluted share	2014	2013	2014	2013
Prior-year reserve development (unfavorable) favorable	($2.0)	$10.0	($48.1)	$3.0
Intra-year reserve development (unfavorable) favorable	$17.8	($30.3)	N/A	N/A
Total reserve development (unfavorable) favorable	**$15.9**	**($20.2)**	**($48.1)**	**$3.0**

ACA industry Fee: 2015 Outlook

Fee Expense by Segment	2015
Medicaid Health Plans	$136 - $138 million
Medicare Health Plans	$72 - $74 million
PDP	$22 - $23 million
Total	**$230 - $235 million**
Medicaid State Reimbursement*	**2015**
Florida	✓
Georgia	✓
Hawaii	✓
Illinois	✓
Kentucky	✓
Missouri	✓
New Jersey	✓
New York	✓
South Carolina	✓
Total Expected	**$215 - $219M**

*Reimbursement includes related state and federal income tax gross-ups.

Gross Margin Performance: Company

dollars in millions	For the quarters ended	
	December 31, 2014	December 31, 2013
Total premium revenue	$3,404.5	$2,433.8
Medicaid state premium taxes	$19.5	$16.6
Premium revenue excluding Medicaid state premium taxes	$3,385.0	$2,417.2
Medical benefits expense	$2,994.5	$2,110.7
Subtotal	$390.6	$306.5
ACA industry fee expense	$34.4	$0.0
Gross margin	**$356.2**	**$306.5**
Gross margin rate	**10.5%**	**12.7%**

Premium revenue excluding Medicaid state premium taxes	$3,385.0	$2,417.2
Medicaid state ACA industry fee reimbursements	$30.7	$0.0
Premium revenue excluding Medicaid state premium taxes and ACA industry fee reimbursements	$3,354.3	$2,417.2
Medical benefits ratio:		
Total premium revenues (GAAP)	88.0%	86.7%
MBR excluding Medicaid state premium taxes and Medicaid state ACA industry fee reimbursements (non-GAAP)	**89.3%**	**87.3%**

Gross Margin: Medicaid Health Plans Segment

dollars in millions	For the quarters ended	
	December 31, 2014	December 31, 2013
Total premium revenue	$2,142.6	$1,476.5
Medicaid state premium taxes	$19.5	$16.6
Premium revenue excluding Medicaid state premium taxes	$2,123.1	$1,459.9
Medical benefits expense	$1,919.6	$1,291.1
Subtotal	$203.5	$168.8
ACA industry fee expense	$21.0	$0.0
Gross margin	**$182.5**	**$168.8**
Gross margin rate	**8.6%**	**11.6%**

Premium revenue excluding Medicaid state premium taxes	$2,123.1	$1,459.9
Medicaid state ACA industry fee reimbursements	$30.7	$0.0
Premium revenue excluding Medicaid state premium taxes and ACA industry fee reimbursements	$2,092.4	$1,459.9
Medical benefits ratio:		
Total premium revenues (GAAP)	89.6%	87.4%
MBR excluding Medicaid state premium taxes and Medicaid state ACA industry fee reimbursements (non-GAAP)	**91.7%**	**88.4%**

Gross Margin: Medicare Segments

dollars in millions

	For the quarters ended	
	December 31, 2014	December 31, 2013
Medicare Health Plans Segment		
Premium revenue	$1,009.7	$784.7
Medical benefits expense	$873.5	$690.9
Subtotal	$136.2	$93.8
ACA industry fee expense	$10.6	$0.0
Gross margin	**$125.6**	**$93.8**
Gross margin rate	**12.4%**	**12.0%**
Medical benefits ratio	**86.5%**	**88.0%**

Medicare Prescription Drug Plans Segment		
Premium revenue	$252.2	$172.6
Medical benefits expense	$201.4	$128.7
Subtotal	$50.8	$43.9
ACA industry fee expense	$2.7	$0.0
Gross margin	**$48.1**	**$43.9**
Gross margin rate	**19.1%**	**25.4%**
Medical benefits ratio	**79.8%**	**74.6%**

2015 Guidance Summary

	2014 Actuals	2015 Guidance
Premium revenue	**$12.7 billion**	**$13.5 to $13.8 billion**
Segment premium revenue:		
Medicaid Health Plans	$7.6 billion	$8.5 to $8.7 billion
Medicare Health Plans	$4.0 billion	$3.95 to $4.05 billion
PDP	$1.2 billion	$1.0 to $1.1 billion
Medical benefits ratios:		
Medicaid Health Plans	90.5%	89.25% to 90.25%
Medicare Health Plans	88.5%	85.00% to 86.50%
PDP	92.9%	85.50% to 87.00%
Investment & other income	$44 million	$15 to $20 million
Adjusted administrative expense ratio	7.7%	8.0% to 8.2%
ACA industry fee expense	$138 million	$230 to $235 million
Depreciation and amortization	$60 million	$70 to $72 million
Interest expense	$39 million	$47 to $49 million
Effective income tax rate	57.8%	60.25% to 62.25%
Adjusted net income per diluted share	**$2.06**	**$3.15 to 3.40**

Exclusions from Adjusted net income: government investigation-related litigation and PBM transitory costs